                                                                   EXHIBIT 99.17

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                  -------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-1
                  -------------------------------------------------

                    Monthly Period:                  12/1/01 to
                                                     12/31/01
                    Distribution Date:               1/18/02
                    Transfer Date:                   1/17/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date
        per $1,000 original certificate principal amount
                                            Class A                    $1.71361
                                            Class B                    $1.86000
                                            Excess Collateral Amount   $5.41667

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                            Class A                    $1.71361
                                            Class B                    $1.86000
                                            Excess Collateral Amount   $5.41667

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1998-1
       Page 2


          3. The amount of the distribution set forth in
             paragraph 1 above in respect of principal on the
             Certificates, per $1,000 original certificate
             principal amount
                                        Class A                  $       0.00000
                                        Class B                  $       0.00000
                                        Excess Collateral Amount $       0.00000

     B.   Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          1. Allocation of Principal Receivables.
             ------------------------------------

             The aggregate amount of Allocations of Principal
             Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                  $103,176,250.57
                                        Class B                  $  9,343,630.47
                                        Excess Collateral Amount $ 11,813,455.74
                                                                 ---------------
                                        Total                    $124,333,336.78

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1)  The aggregate amount of Allocations of Finance
                   Charge Receivables processed during the
                   Monthly Period which were allocated in respect of the Certificates

                                        Class A                  $ 10,056,924.62
                                        Class B                  $    910,702.19
                                        Excess Collateral Amount $  1,151,516.72
                                                                 ---------------
                                        Total                    $ 12,119,143.53

             (b1)  Principal Funding Investment Proceeds (to
                   Class A)                                      $          0.00
             (b2)  Withdrawals from Reserve Account (to Class A) $          0.00
                                                                 ---------------
                   Class A Available Funds                       $ 10,056,924.62

             (c1)  Principal Funding Investment Proceeds (to
                   Class B)                                      $          0.00
             (c2)  Withdrawals from Reserve Account (to Class B) $          0.00
                   Class B Available Funds                       $    910,702.19

             (d1)  Principal Funding Investment Proceeds (to CIA)$          0.00
             (d2)  Withdrawals from Reserve Account (to CIA)     $          0.00
                   CIA Available Funds                           $  1,151,516.72

             (e1)  Total Principal Funding Investment Proceeds   $          0.00
             (e2)  Investment Earnings on deposits to Reserve
                   Account                                       $          0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-1
Page 3



   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a) The aggregate amount of Principal Receivables in
          the Trust as of 12/31/01                           $34,981,034,983.51


      (b) Invested Amount as of 12/31/01
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                   Class A                   $   700,000,000.00
                                   Class B                   $    63,253,000.00
                                   Excess Collateral Amount  $    80,121,000.00
                                                             ------------------
                                   Total                     $   843,374,000.00

      (c) The Floating Allocation Percentage:
                                   Class A                                2.029%
                                   Class B                                0.184%
                                   Excess Collateral Amount               0.232%
                                                             ------------------
                                   Total                                  2.445%

      (d) During the Accumulation Period: The Invested
          Amount as of ______ (the last day of the Revolving
          Period)
                                   Class A                   $             0.00
                                   Class B                   $             0.00
                                   Excess Collateral Amount  $             0.00
                                                             ------------------
                                   Total                     $             0.00

      (e) The Fixed/Floating Allocation Percentage:
                                   Class A                                2.029%
                                   Class B                                0.184%
                                   Excess Collateral Amount               0.232%
                                                             ------------------
                                   Total                                  2.445%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-1
Page 4


   4. Delinquent Balances.
      --------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                         $  523,818,312.65
      (b) 60 - 89 days                                         $  379,140,322.18
      (c) 90 - 119 days                                        $  282,026,938.94
      (d) 120 - 149 days                                       $  211,723,033.23
      (e) 150 - 179 days                                       $  174,776,310.60
      (f) 180 or more days                                     $            0.00
                                     Total                     $1,571,484,917.60

   5. Monthly Investor Default Amount.
      --------------------------------

      (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                     Class A                   $    3,346,478.46
                                     Class B                   $      303,139.67
                                     Excess Collateral Amount  $      383,157.44
                                                               -----------------
                                     Total                     $    4,032,775.57


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      -----------------------------------------------------

      (a) The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the Excess Collateral Amount

                                     Class A                   $            0.00
                                     Class B                   $            0.00
                                     Excess Collateral Amount  $            0.00
                                                               -----------------
                                     Total                     $            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-1
Page 5


      (b) The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral
          Amount

                             Class A                             $         0.00
                             Class B                             $         0.00
                             Excess Collateral Amount            $         0.00
                                                                 --------------
                             Total                               $         0.00


  7.  Investor Servicing Fee
      ----------------------
      (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                             Class A                             $   875,000.00
                             Class B                             $    79,066.25
                             Excess Collateral Amount            $   100,151.25
                                                                 --------------
                             Total                               $ 1,054,217.50


  8.  Reallocated Principal Collections
      ---------------------------------
          The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
          Investor Charge-Offs for the prior month.

                             Class B                             $         0.00
                             Excess Collateral Amount            $         0.00
                                                                 --------------
                             Total                               $         0.00

  9.  Excess Collateral Amount
      ------------------------
      (a) The amount of the Excess Collateral Amount as of the
          close of business on the related Distribution Date
          after giving effect to withdrawals, deposits and
          payments to be made in respect of the preceding month  $80,121,000.00

  10. The Portfolio Yield
      -------------------
         The Portfolio Yield for the related Monthly Period               11.51%

  11. The Base Rate
      -------------
         The Base Rate for the related Monthly Period                      4.43%

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-1
       Page 6

      C   Information Regarding the Principal Funding Account
          ---------------------------------------------------

            1.   Accumulation Period

            (a)  Accumulation Period Commencement Date               04/01/2003

            (b)  Accumulation Period Length (months)                          1

            (c)  Accumulation Period Factor                               10.79

            (d)  Required Accumulation Factor Number                          8

            (e)  Controlled Accumulation Amount                 $843,374,000.00

            (f)  Minimum Payment Rate (last 12 months)                    12.86%

            2.   Principal Funding Account
                 -------------------------

                 Beginning Balance                              $          0.00
                    Plus:  Principal Collections for related
                           Monthly Period from Principal
                           Account                              $          0.00
                    Plus:  Interest on Principal Funding
                           Account alance for related Monthly
                           Period                               $          0.00

                    Less:  Withdrawals to Finance Charge
                           Account                              $          0.00
                    Less:  Withdrawals to Distribution Account  $          0.00
                                                                ---------------
                 Ending Balance                                 $          0.00

            3.   Accumulation Shortfall
                 ----------------------

                       The Controlled Deposit Amount for the
                       previous monthly Period                  $          0.00

                 Less: The amount deposited into the Principal
                       Funding Account for the Previous Monthly
                       Period                                   $          0.00

                       Accumulation Shortfall                   $          0.00
                                                                ---------------
                       Aggregate Accumulation Shortfalls        $          0.00


            4.   Principal Funding Investment Shortfall
                 --------------------------------------

                     Covered Amount                             $          0.00

               Less: Principal Funding Investment Proceeds      $          0.00
                                                                ---------------
                     Principal Funding Investment Shortfall     $          0.00
                                                                ---------------
      D. Information Regarding the Reserve Account
         -----------------------------------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-1
Page 7

     1. Required Reserve Account Analysis
        ---------------------------------

        (a) Required Reserve Account Amount percentage                  0.00000%

        (b) Required Reserve Account Amount ($)                        $   0.00
            .5% of Invested Amount or other amount
            designated by Transferor)

        (c) Required Reserve Account Balance after effect of
            any transfers on the Related Transfer Date                 $   0.00

        (d) Reserve Draw Amount transferred to the Finance
            Charge Account on the Related Transfer Date                $   0.00

     2. Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date            $   0.00

     3. Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account
        on the related Transfer Date (1 (d) plus 2 above)              $   0.00

     4. The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related Monthly Period        7.62%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President